SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 13, 2004



                        Progenics Pharmaceuticals, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                000-23143                     13-3379479
          --------                ---------                     ----------
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York    10591
             -----------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           --------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits

(c) Exhibits

         Exhibit 99.1     Description
                          Press Release dated January 13, 2004 (filed herewith).


Item 9. Regulation FD Disclosure.

         On January 13, 2004, Progenics Pharmaceuticals, Inc. issued a press release announcing the initiation of a second phase 3 clinical trial of its investigational drug methylnaltrexone for the treatment of opioid-induced constipation in patients with advanced medical illness. The press release also reviewed the current the state of the Company's other clinical development programs utilizing methylnaltrexone for the treatment of post-operative ileus and chronic pain. A copy of the press release is attached as Exhibit 99.1.

         The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PROGENICS PHARMACEUTICALS, INC.


                        By: /s/ PHILIP K. YACHMETZ
                            ----------------------
                                Philip K. Yachmetz
                                Vice President, General Counsel and Secretary


Date:  January 13, 2004